EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GS CAPITAL PARTNERS VI GmbH & CO. KG (the “Company”) does hereby make, constitute and appoint each of Bruce A. Albert, Andrea Louro DeMar, Yvette Kosic, Rachel E. Parrish, Michael T. Seeley, and Kevin P. Treanor, (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in it name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of April 1, 2008.

GS CAPITAL PARTNERS VI GmbH & CO. KG

By: GS Advisors VI, L.L.C., its managing limited partner

By:	/s/ Christine Vollertsen

Name: Christine Vollertsen
Title: Vice President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GOLDMAN, SACHS MANAGEMENT GP GMBH (the “Company”) does hereby make, constitute and appoint each of Roger S. Begelman, Yvette Kosic, Andrea Louro DeMar, Felicia J. Rector, Michael T. Seeley, and Kevin P. Treanor, (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of December 27, 2007.

GOLDMAN, SACHS MANAGEMENT GP GMBH

By:	/s/ John E. Bowman

Name: John E. Bowman
Title: Managing Director

POWER OF ATTORNEY

GSCP VI GmbH Knight Holdings (the “Company”) does hereby make, constitute and appoint each of Bruce A. Albert, Anthony DeRose, Yvette Kosic, Rachel Parrish and Kevin P. Treanor (and any other employee, of The Goldman Sachs Group, Inc. or one of its affiliates, performing the function in connection with which this Power of Attorney has been granted designated in writing by one of the attorneys-in-fact), as its true and lawful attorney-in-fact, acting for the Company in its respective name, place and stead, whether acting individually or as a representative of others, to approve, execute and deliver any documentation required to be made by the Company under the Securities Exchange Act of 1934 (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, such documents to be in such form as such attorney-in-fact may approve on the Company’s behalf, such approval to be conclusively evidenced by the due execution thereof, and granting unto such attorney-in-fact full power, including substitution and resubstitution, and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if a person having the authority to bind the Company was personally present, and hereby ratifies, approves and confirms all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall remain in full force and effect until such time as the person or persons to whom power of attorney has been hereby granted cease to perform the function in connection with which he/she was appointed attorney-in-fact, unless earlier revoked by written instrument. The Company has the unrestricted right unilaterally to revoke this Power of Attorney.

This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents this 19th day of January, 2011.

GSCP VI GMBH KNIGHT HOLDINGS

By:	/s/ Christine Vollertsen

Name: Christine Vollertsen
Title: Vice President

POWER OF ATTORNEY

GSCP KMI Offshore Advisors, Inc. (the “Company”) does hereby make, constitute and appoint each of Bruce A. Albert, Anthony DeRose, Yvette Kosic, Rachel Parrish and Kevin P. Treanor (and any other employee, of The Goldman Sachs Group, Inc. or one of its affiliates, performing the function in connection with which this Power of Attorney has been granted designated in writing by one of the attorneys-in-fact), as its true and lawful attorney-in-fact, acting for the Company in its respective name, place and stead, whether acting individually or as a representative of others, to approve, execute and deliver any documentation required to be made by the Company under the Securities Exchange Act of 1934 (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, such documents to be in such form as such attorney-in-fact may approve on the Company’s behalf, such approval to be conclusively evidenced by the due execution thereof, and granting unto such attorney-in-fact full power, including substitution and resubstitution, and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if a person having the authority to bind the Company was personally present, and hereby ratifies, approves and confirms all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall remain in full force and effect until such time as the person or persons to whom power of attorney has been hereby granted cease to perform the function in connection with which he/she was appointed attorney-in-fact, unless earlier revoked by written instrument. The Company has the unrestricted right unilaterally to revoke this Power of Attorney.

This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents this 3rd day of February, 2011.

GSCP KMI OFFSHORE ADVISORS, INC.

By:	/s/ John E. Bowman

Name: John E. Bowman
Title: Vice President